Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of SemiLEDs Corporation (the “Registrant”) on Form 10-Q for the quarter ended November 30, 2012 (the “Report”), I, Trung Tri Doan, Chairman and Chief Executive Officer of the Registrant, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                                 the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	January 14, 2013	/s/ Trung Tri Doan
Name: Trung Tri Doan
Title: Chairman and President and Chief Executive Officer